UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 15, 2009
Date of Report (Date of earliest event reported)

Searchlight Minerals Corp.
(Exact name of Registrant as specified in its charter)

Nevada	000-30995	98-0232244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

#120 – 2441 West Horizon Ridge Pkwy., Henderson, Nevada 89052
(Address of principal executive offices)
(Zip Code)

(702) 939-5247
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	REGULATION FD DISCLOSURE

Press Release

On December 15, 2009, Searchlight Minerals Corp. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1.

PowerPoint Slideshow

The Company has created a PowerPoint Slideshow which will be presented at the Company’s Annual Meeting of Stockholders in Phoenix, Arizona on December 15, 2009.  The PowerPoint Slideshow is attached hereto as Exhibit 99.2.

The press release and the PowerPoint Slideshow attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall either be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit 99.1	Press Release Dated December 15, 2009, issued by Searchlight Minerals Corp.

Exhibit 99.2	PowerPoint Slideshow of Searchlight Minerals Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Dated: December 15, 2009	By:	/s/ Ian McNeil
Ian R. McNeil
President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated December 15, 2009, issued by Searchlight Minerals Corp.

99.2	PowerPoint Slideshow of Searchlight Minerals Corp.